EXHIBIT 10.15(b)

AMENDMENT TO

INTERNATIONAL DISTRIBUTOR AGREEMENT

THIS AMENDMENT TO INTERNATIONAL DISTRIBUTOR AGREEMENT (the “Amendment”) is entered into effective January 1, 2003 (the “Amendment Effective Date”) by and between TheraSense, Inc., a Delaware corporation with a principal place of business at 1360 South Loop Road, Alameda, California 94502, USA (“TheraSense”), and Disetronic Medical Systems AG, with a principal place of business at Kirchbergstrasse 190, CH-3401 Burgdorf, Switzerland, and Disetronic Injection Systems AG, with a principal place of business at Brunnmattstrasse 6, CH-3401 Burgdorf, Switzerland, both corporations organized under the laws of Switzerland (the latter corporation referred to hereinafter as “Disetronic”). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning given to them in the International Distributor Agreement dated September 13, 2000, as amended (the “Agreement”).

WHEREAS, the parties hereto entered into the Agreement pursuant to which, among other things, Disetronic distributes TheraSense’s FreeStyle Products.

WHEREAS, the parties desire to amend the Agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.	Consideration. Upon the signing of this Amendment Disetronic Medical Systems AG shall wire transfer Fifteen Million U.S. Dollars (U.S. $ 15,000,000) to TheraSense.

2.	Assignment; Release. The Agreement shall be assigned to Disetronic Injection Systems AG, which hereby assumes all obligations and liabilities of Disetronic Medical Systems AG thereunder, regardless of the date on which such obligations or liabilities may have arisen. In acknowledgement thereof, and in consideration of the payment described above, TheraSense hereby releases Disetronic Medical Systems AG and Disetronic Handels AG from and forever waives any claims against either of them with respect to any obligation or liability arising out of or in connection with the Agreement.

3.	Transfer Price Adjustments. The second and third sentences of Section 3.3.2 of the Agreement shall be deleted in their entirety. The transfer price for the System Kit specified in Exhibit B shall be [***].

***Confidential Treatment Requested

4.	Minimum Purchase Obligations. The final sentence of Section 7.3.1 shall be deleted and the following language shall be substituted:

“Prior to the first day of the [***] of the Minimum Purchase Obligations for such calendar year shall be purchased. Prior to the first day of the [***], Disetronic shall purchase [***] System Kits. “

5.	Sales Force. Within the [***], Disetronic shall increase its direct sales force for FreeStyle Products in the FreeStyle Territory by fifty percent (50%) to a total of [***] people.

6.	Term. Section 13.1 of the Agreement shall be amended and restated in its entirety to read as follows:

“13.1 Initial Term. The initial term of this Agreement shall commence on the Effective Date and shall continue in force until December 31, 2006, unless terminated earlier under the provisions of this Article 13 (the “Initial Term”).”

7.	Termination. Section 13.6 of the Agreement shall be amended and restated in its entirety to read as follows:

“13.6 Permissive Termination. The parties agree that notwithstanding Section 15.3 below, Disetronic may, upon three (3) months prior written notice to TheraSense, terminate this Agreement if an entity acquires all or substantially all of TheraSense’s business assets to which this Agreement pertains, whether by merger, acquisition, sale or otherwise and such entity sells or offers for sale insulin pumps, infusion sets or pens. The parties further agree that TheraSense may, upon [***] prior written notice to Disetronic, terminate this Agreement. Without limiting the foregoing, each party shall provide prompt written notice to the other party in the event that such party has been acquired. Within ninety (90) days of such acquisition notice from TheraSense, Disetronic shall elect whether to terminate this Agreement as set forth above. Commencing upon receipt of any notice of termination, delivered by either party, under this Section 13.6 and continuing until the effective date of termination, Disetronic’s rights under Section 2.1.1 shall be converted to non-exclusive and Disetronic’s Minimum Purchase Obligations under Section 7.3 shall be void and have no effect. Upon termination of the Agreement by either party under this Section 13.6, Disetronic shall have satisfied its Minimum Purchase Obligations if it has made all [***] purchases required by Section 7.3.1 which arose prior to receipt of the notice of termination.”

8.	Inventory. Section 13.7.4 of the Agreement shall be amended and restated in its entirety to read as follows:

“13.7.4 Products. In the event of termination of this Agreement for any reason other than by (i) expiration pursuant to Section 13.1, (ii) Disetronic pursuant to

***Confidential Treatment Requested

Section 13.2,13.3 or 13.6 or (iii) TheraSense pursuant to Section 13.6, Disetronic shall cease selling any FreeStyle Products and shall destroy all remaining inventory at the time of such termination. In the event of termination by expiration pursuant to Section 13.1 or by Disetronic pursuant to Section 13.2, 13.3, or 13.6, Disetronic may continue selling in the FreeStyle Territory any FreeStyle Products which were in Disetronic’s inventory at the time of such termination of the Agreement. In the event of termination by TheraSense pursuant to Section 13.6, Disetronic may, for six months following the effective date of termination, continue selling in the FreeStyle Territory any FreeStyle Products which were in Disetronic’s inventory at the time of such termination of the Agreement.”

9.	Exhibit C. Exhibit C to the Agreement shall be amended and restated in its entirety to read as set forth in the attachment to this Amendment.

10.	Agreement. Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Disetronic and TheraSense have executed this Amendment by their respective duly authorized representatives.

DISETRONIC MEDICAL SYSTEMS AG		THERASENSE, INC.

By:	/s/ BRUNO RIEHL	By:	/s/ ROBERT D. BROWNELL

Title:	President and CTO	Title:	Vice President

Date:	1/22/03	Date:	1/22/03

DISETRONIC MEDICAL SYSTEMS AG

By:	/s/ [SIGNATURE NOT LEGIBLE]

Title:	President

Date:	1/22/03

***Confidential Treatment Requested

CONFIDENTIAL	1 January 2003

EXHIBIT C

ANNUAL MINIMUM PURCHASE OBLIGATION FOR THE EUROPEAN TERRITORY

Calendar Year	Minimum Purchase Obligation

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

***Confidential Treatement Requested

4